                                                                    EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

            THIS SECURITIES  PURCHASE AGREEMENT (this  "Agreement"),  dated as of December 29, 2000, by and between Medix  Resources,  Inc., a Colorado corporation (the "Company"),  and RoyCap Inc., an Ontario  corporation (the
"Purchaser").

                                 R E C I T A LS

            WHEREAS,  the Purchaser  desires to purchase a Convertible Note
(the  "Convertible  Note") of the Company which permits the Company to draw up to $2,500,000;

            WHEREAS,   the  Purchaser   desires  to  purchase  warrants  to
purchase  up to  1,250,000  shares of Common  Stock,  $0.001  par value per share of the Company (the "Warrants"); and

            WHEREAS,   the  Company  desires  to  issue  and  sell  to  the
Purchaser,  and  Purchaser  desires  to  purchase  from  the  Company,  the
Warrants and the  Convertible  Note subject to the terms and conditions set forth in this Agreement.

            NOW,  THEREFORE,  IN  CONSIDERATION  of  the  mutual  covenants
contained   in  this   Agreement,   and  for   other   good  and   valuable
consideration  the  receipt  and  adequacy  are  hereby  acknowledged,  the
Company and the Purchaser agree as follows:

1.    DEFINITIONS

1.1.  Certain Terms.  For purposes of this Agreement,

(a)   "Business  Day" shall mean any day  except  Saturday,  Sunday and any day  which  shall be a  federal  legal  holiday  or a day on which  banking
institutions  in  the  State  of  Colorado   generally  are  authorized  or
required by law or other governmental action to close;

(b)   "Closing  Date" means the 10th day of January,  2001, or such earlier or  later  date  as  is  agreed  to in  writing  by  the  Company  and  the
Purchaser, or their respective counsel;

(c)   "Closing  Bid  Price"  means the  closing  bid  price for the  Common
Stock on the American  Stock Exchange or on such  subsequent  market as the
Common  Stock is then  listed  and if not so  listed,  as  reported  by the
National  Quotation Bureau  Incorporated or similar  organization or agency succeeding  to its  functions of reporting  prices at the close of business on any particular date;

(d)   "Common  Stock" means the Company's  common  stock,  $0.001 par value
per  share  and  any  other   securities   into  which  such  stock   shall
hereinafter be redistributed or recapitilized;

(e)   "Dollars" or "$" means lawful money of the United States of America;

(f)   "Effective Date" means the date the  Registration  Statement has been declared  effective by the U.S.  Securities and Exchange  Commission,  with respect to all Registerable Securities;

(g)   a "Person" means an individual or  corporation,  partnership,  trust,
incorporated  or  unincorporated   association,   joint  venture,   limited
liability  company,  joint  stock  company,  government  (or an  agency  or subdivision thereof) or other entity of any kind;

(h)   "Registerable  Securities"  means the Common  Stock of the Company to be  issued  upon:  (i)  the  conversion,  redemption,  or  exercise  of the option  granted to the  Purchaser  upon the call of the  Convertible  Note;
(ii) the  exercise  of the  Warrants;  or (iii) the  payment of interest on the Convertible Note by way of the issuance of Common Stock.

(i)   "Registration  Statement"  means  the  registration  statement  to be filed with the U.S.  Securities  and  Exchange  Commission  pursuant to the
Registration   Rights   Agreement   with   respect   to  all   Registerable
Securities;

(j)   [Intentionally Deleted];

(k)   "Transaction  Documents" has the meaning  ascribed thereto in Section
4.1; and

(l)   "Trading Days" has the meaning  ascribed  thereto in the  Convertible
Note

1.2.  Knowledge and Belief.

            References  to the  knowledge or belief of the Company mean the actual knowledge or belief of members of senior management of the Company.

2.    SALE AND PURCHASE

2.1.  Sale and Purchase.  Subject to the terms and  conditions  hereof,  at the Closing,  the Company  hereby agrees to issue and sell to the Purchaser
and  the  Purchaser   agrees  to  purchase   from  the  Company,   (i)  the
Convertible  Note;  and (ii) the Warrants.  The Warrants shall be purchased for an aggregate  purchase price of One Dollar  ($1.00).  Advances shall be made by the Purchaser  pursuant to the Convertible  Note in accordance with
the  provisions  hereof  and  the  aggregate   advances   thereunder  shall
constitute the principal indebtedness under the Convertible Note.

2.2.  Availment.

            On the day of Closing (as  hereinafter  defined) the  Purchaser shall  advance  the  sum  of  Seven  Hundred  and  Fifty  Thousand  Dollars
($750,000)  to  the  Company  ("Tranche  1")  less  all  expenses  properly deductible  pursuant to the terms  hereof.  Provided that the Company is in full  compliance  with the  Transaction  Documents at the time,  additional draws  may be made by the  Company  in the  amounts  and  within  the  time periods set out below:

(a)   Two Hundred and Fifty  Thousand  Dollars  ($250,000)  within ten (10)
business days from the Effective Date ("Tranche 2"); and

(b)   Five Hundred  Thousand  Dollars  ($500,000)  within ten (10) business days of each of the following:

(i)   the 60th day from the Effective Date ("Tranche 3");

(ii)  the 90th day from the Effective Date ("Tranche 4"); and

(iii) the 150th day from the Effective Date ("Tranche 5").

            Notwithstanding  the  foregoing,  the  Purchaser  shall  not be under any  obligation  to make any  advance  under,  Tranche 2,  Tranche 3,
Tranche 4 or Tranche 5 unless on each of the five (5)  Trading  Days ending the day prior to a request  for an advance by the  Company  the Closing Bid
Price exceeds One Dollar ($1.00).

2.3.  Conditions to Subsequent Advances.

            The   obligations  of  the  Purchaser  to  advance  Tranche  2,
Tranche  3,  Tranche  4  and  Tranche  5  (collectively,   the  "Subsequent
Tranches")  shall  terminate  on  October  31,  2001.  In  addition  to the requirement  that  the  Company  be  in  compliance  with  all  Transaction
Documents,  the  Purchaser  shall be under no  obligation to advance any of the Subsequent Tranches in the event:

(a)   there  is a  material  adverse  change  in the  business  operations, properties,  prospects or financial  conditions of the Company not publicly reported since the most recent drawdown;

(b)   any statute,  rule,  regulation,  executive order, decree,  ruling or injunction  has been issued or is in effect which  restricts,  prohibits or
materially   adversely   affects  the   consummation  of  the  transactions
contemplated  hereby,  including the exercise of any of the Warrants or the conversion of the Convertible Note;  or

(c)   any material  litigation  or  proceeding  potentially  adverse in any
material   respect  is  commenced   against  the  Company  or  any  of  the
Subsidiaries,   as  defined  below,  and  remains  pending,  including  any
investigation  by  a  governmental   authority  which  seeks  to  restrain,
prevent or  materially  change the  transactions  contemplated  hereby,  or seeking damages in connection therewith.

3.    CLOSING, DELIVERY AND PAYMENT

3.1.  Closing.  The closing  (the  "Closing")  of the sale and  purchase of the Convertible Note, the Warrants  (collectively  called the "Securities")
shall  take  place on the date  hereof at the  offices  of Fogler  Rubinoff
LLP,  or at such  other  place and at such other  time as the  Company  and
Purchaser may mutually agree (such date is  hereinafter  referred to as the
"Closing Date").

3.2.  Delivery;   Payment.  At  the  Closing,  subject  to  the  terms  and
conditions  hereof,  the  Company  will  deliver to the  Purchaser  (i) the
Convertible  Note in the  form  attached  hereto  as  Exhibit  A,  (ii) the
Warrant  Agreement in the form attached  hereto as Exhibit B, and (iii) the
Warrant to acquire up to 500,000  Common  Stock  substantially  in the form attached  hereto  as  Exhibit  C, to be  purchased  at the  Closing  by the
Purchaser,  against  payment of the sum of Seven Hundred and Fifty Thousand
Dollars  ($750,000)  therefor by wire transfer made payable to the order of the  Company  or as it  shall  direct,  subject  to a  deduction  for  fees incurred by the  Purchaser  as set out in Section  7.1 hereof.  The Company shall also execute and deliver the executed  Registration  Rights Agreement and such other closing  documents set out in Section 6.1 hereof,  including an opinion of counsel to the Company,  and such other closing  documents as counsel to the Purchaser reasonably requests.

4.    REPRESENTATIONS AND WARRANTIES

4.1.  Representations  and  Warranties of the Company.  The Company  hereby makes the following representations and warranties to the Purchaser:

(a)   Organization  and  Qualification.  The Company is a corporation  duly incorporated,  validly  existing and in good standing under the laws of the
State of Colorado with the requisite  corporate  power and authority to own and  use  its  properties  and  assets  and to  carry  on its  business  as currently  conducted.  The Company has no subsidiaries  other than National
Care Resources - New York, Inc.,  National Care  Resources-Colorado,  Inc.,
National  Care  Resources-Texas,  Inc.,  TherAmerica  Inc. and Cymedix Lynx
Corporation,   JJ  Care   Resources,   Inc.   (the   "Subsidiaries").   The
Subsidiaries  are entities,  duly organized,  validly  existing and in good standing under the laws of their respective states of  incorporation,  with the requisite  corporate  power and authority to own and use its properties and assets and to carry on their  business  as  currently  conducted.  Each of the Company and the  Subsidiaries  are duly qualified to do business and is in good  standing  as a  foreign  corporation  or other  entity  in each jurisdiction  in which the nature of the  business  conducted  or  property owned  by  them  makes  such  qualification  necessary,  except  where  the failure to be so qualified or in good  standing,  as the case may be, could not,  individually or in the aggregate,  (x) adversely affect the legality, validity or  enforceability  of the  Securities  or any of this  Agreement, the Warrant Agreement or the Registration  Rights Agreement  (collectively, the  "Transaction  Documents"),  (y) have or result in a  material  adverse effect on the results of  operations,  assets,  or condition  (financial or otherwise) of the Company and the  Subsidiaries,  taken as a whole,  or (z)
adversely  impair the Company's  ability to perform fully on a timely basis its  obligations  under any of the  Transaction  Documents (any of (x), (y)
or (z), a "Material Adverse Effect").

(b)   Authorization;   Enforcement.   The   Company   has   the   requisite
corporate  power  and  authority  to  enter  into  and  to  consummate  the
transactions   contemplated  by  each  of  the  Transaction  Documents  and otherwise  to carry  out its  obligations  thereunder.  The  execution  and delivery  of each  of the  Transaction  Documents  by the  Company  and the
consummation  by it of the  transactions  contemplated  thereby  have  been duly  authorized  by all  necessary  corporate  action  on the  part of the
Company  and no further  action is  required  by the  Company.  Each of the
Transaction  Documents  has been duly  executed  by the Company  and,  when delivered  (or  filed,  as the case may be) in  accordance  with the  terms hereof,  will  constitute  the valid and binding  obligation of the Company enforceable  against the Company in  accordance  with its terms,  except as such  enforcement may be limited by bankruptcy,  insolvency,  moratorium or
similar  law  affecting   creditors'  rights   generally,   or  by  general
principles  of equity.  Neither  the Company  nor any  Subsidiaries  are in violation  of any of  the  provisions  of  its  respective  certificate  of incorporation or by-laws.

(c)   Capitalization.  The Company's  authorized  capital stock consists of
100,000,000  shares  of  Common  Stock,  488  shares  of  1996  Convertible
Preferred  Stock,  300  shares of 1997  Convertible  Preferred  Stock,  300 shares of 1999 Series A Convertible  Preferred  Stock,  2000 shares of 1999
Series B  Convertible  Preferred  Stock,  and 2,000 shares of 1999 Series C
Convertible   Preferred  Stock,  of  which  1  share  of  1996  Convertible
Preferred  Stock, 50 Shares of 1999 Series B Convertible  Preferred  Stock,
425 shares of 1999  Series C  Convertible  Preferred  Stock and  46,317,022
shares of Common  Stock are  issued  and  outstanding  as of  December  15,
2000.   There  are  22,078,143   shares  of  Common  Stock  underlying  the
Company's  outstanding  options and warrants as of December  15, 2000.  The
Company owns all of the capital  stock of the  Subsidiaries.  No securities of the Company or the  Subsidiaries  are entitled to  preemptive or similar
rights,   nor  is  any  holder  of   securities   of  the  Company  or  the
Subsidiaries  entitled to preemptive or similar  rights  arising out of any agreement or  understanding  with the Company or the Subsidiaries by virtue of any of the Transaction  Documents.  The SEC Reports  accurately  reflect the Company's  outstanding  warrants and options in all material  respects.
To the knowledge of the Company,  except as  specifically  disclosed in the
SEC  Reports or  Schedule  4.1(q),  no Person or group of  related  Persons beneficially  owns (as determined  pursuant to Rule 13d-3 promulgated under the Securities  Exchange Act of 1934, as amended (the "Exchange  Act")), or has the right to acquire by agreement  with or by  obligation  binding upon the Company, beneficial ownership of in excess of 5% of the Common Stock.

(d)   Issuance  of the  Securities.  The  Securities  are  duly  authorized and,  when issued and paid for in accordance  with the terms  hereof,  will be  validly  issued,  fully paid and  nonassessable,  free and clear of all
liens,   encumbrances   and   rights   of   first   refusal   of  any  kind
(collectively,  "Liens").  The Company  has  reserved  3,333,333  shares of
Common Stock for issuance  hereunder  upon  conversion  of the  Convertible
Note and 1,250,000  Common Stock upon exercise of the Warrants.  The shares of Common Stock issuable upon conversion of the Convertible  Note,  payment of interest  thereon and upon  exercise of the  Warrants,  are  referred to herein as the "Underlying Common Stock."

(e)   No  Conflicts.  The  execution,   delivery  and  performance  of  the
Transaction  Documents by the Company and the  consummation  by the Company of the transactions  contemplated  thereby do not and will not (i) conflict with  or  violate  any  provision  of the  Company's  or the  Subsidiaries'
certificate of  incorporation  or bylaws (each as amended  through the date hereof),  or (ii) subject to obtaining  the Required  Approvals (as defined below),  conflict  with,  or  constitute  a default (or an event which with notice or lapse of time or both would become a default)  under,  or give to others any rights of termination,  amendment,  acceleration or cancellation
(with or without notice,  lapse of time or both) of, any agreement,  credit facility,  debt or other  instrument  (evidencing a Company or Subsidiaries debt or  otherwise)  or other  understanding  to which the  Company  or the
Subsidiaries  are a party or by which any  property or asset of the Company or the Subsidiaries  are bound or affected,  or (iii) result in a violation of any law,  rule,  regulation,  order,  judgment,  injunction,  decree  or other  restriction  of any  court or  governmental  authority  to which the
Company  or the  Subsidiaries  are  subject  (including  federal  and state securities  laws and  regulations),  or by which any  property  or asset of the  Company or the  Subsidiaries  are bound or  affected;  except,  in the case of each of clauses (ii) and (iii),  as could not,  individually  or in the  aggregate,  have  or  result  in a  Material  Adverse  Effect.  To the
Company's knowledge,  the business of the Company is not being conducted in
violation  of  any  law,   ordinance  or  regulation  of  any  governmental
authority,  except for violations which,  individually or in the aggregate, could not have or result in a Material Adverse Effect.

(f)   Filings,  Consents  and  Approvals.   Neither  the  Company  nor  the
Subsidiaries are required to obtain any consent,  waiver,  authorization or order of,  give any  notice to, or make any  filing or  registration  with, any court or other federal,  state, local or other  governmental  authority
or  other  Person  in   connection   with  the   execution,   delivery  and
performance  by the Company of the  Transaction  Documents,  other than (i)
the filings  required  pursuant to Section  5.10,  (ii) the filing with the
Securities  and  Exchange  Commission  (the  "Commission")  of one or  more
registration   statements   meeting  the  requirements  set  forth  in  the
Registration  Rights  Agreement  and covering the resale of the  Underlying
Common  Stock  by  the  Purchaser  (the  "Underlying  Shares   Registration
Statement"),  (iii)  the  application(s),  if any,  to the  American  Stock
Exchange  ("ASE") for the listing of the Underlying  Common Stock (and with other  national  securities  exchange  or market on which the Common  Stock
are  then  listed),   in  the  time  and  manner  required  thereby,   (iv)
applicable  Blue Sky filings,  and (v) in all other cases where the failure to obtain such consent,  waiver,  authorization  or order,  or to give such notice or make such  filing or  registration  could not have or result  in, individually  or in the  aggregate,  a Material  Adverse  Effect (the items described in clauses (i)-(v) are collectively, the "Required Approvals").

(g)   Litigation;   Proceedings.  There  is  no  action,  suit,  notice  of
violation,  proceeding  or  investigation  pending or, to the  knowledge of
the  Company,   threatened   against  or  affecting   the  Company  or  the
Subsidiaries  or  any  of  their  respective  properties  before  or by any court,  governmental  or  administrative  agency  or  regulatory  authority
(federal,  state,  county, local or foreign) which (i) adversely affects or
challenges  the  legality,   validity  or  enforceability  of  any  of  the
Transaction  Documents or the Securities or (ii) could,  individually or in the  aggregate,  have or result in a  Material  Adverse  Effect,  except as disclosed in SEC Reports.

(h)   No  Default  or  Violation.  Neither  the  Company  nor  any  of  the
Subsidiaries  (i) is in default  under or in violation of (and no event has occurred  which has not been waived which,  with notice or lapse of time or both,  would  result  in a  default  by the  Company  or  the  Subsidiaries under),  nor has the  Company  or the  Subsidiaries  received  notice  of a claim  that it is in  default  under  or that it is in  violation  of,  any indenture,  loan or credit  agreement or any other  agreement or instrument to which it is a party  or by  which it or any of its  properties  is bound
(whether or not such  default or  violation  has been  waived),  (ii) is in violation of any order of any court,  arbitrator or  governmental  body, or
(iii)  is  in  violation  of  any  statute,   rule  or  regulation  of  any
governmental  authority,  except  in the case of any  above  event as could not  individually  or in  the  aggregate,  have  or  result  in a  Material
Adverse Effect.

(i)   Exemption   from   Registration.   Assuming   the   accuracy  of  the
representations  and  warranties  of the  Purchaser  set forth in  Sections
4.2(b)-(g),  the offer,  issuance and sale of the Convertible  Note and the
Warrants  to the  Purchaser  as  contemplated  hereby are  exempt  from the registration  requirements  of the  Securities Act of 1933, as amended (the
"Securities Act").

(j)   SEC  Reports;   Financial  Statements.  The  Company  has  filed  all
reports  required  to be  filed  by it  under  the  Securities  Act and the
Exchange  Act for the  lesser  of one year  preceding  the date  hereof  or since the date its reporting  obligations  arose (the  foregoing  materials being  collectively  referred to herein as the "SEC Reports" and,  together with the Schedules to this  Agreement,  the  "Disclosure  Materials")  on a timely basis. As of their  respective  dates,  the SEC Reports  complied in all material  respects with the  requirements of the Securities Act and the
Exchange Act and the rules and  regulations of the  Commission  promulgated thereunder,  and none of the SEC Reports, when filed,  contained any untrue statement of a material  fact or omitted to state a material  fact required to be  stated  therein  or  necessary  in  order  to  make  the  statements therein,  in light of the  circumstances  under  which they were made,  not misleading.  All material  agreements to which the Company is a party or to which the  property or assets of the  Company are subject  (other than this
Agreement  and the  other  Transaction  Documents  which  will be  filed as
Exhibits to the Underlying Shares  Registration  Statement) have been filed as exhibits to the SEC Reports.  The  financial  statements  of the Company
included  in  the  SEC  Reports  comply  in  all  material   respects  with
applicable  accounting  requirements  and the rules and  regulations of the
Commission  with respect  thereto as in effect at the time of filing.  Such financial  statements  have been  prepared  in  accordance  with  generally accepted  accounting  principles  applied on a consistent  basis during the periods  involved  ("GAAP"),  except as may be otherwise  specified in such financial  statements  or the notes  thereto,  and  fairly  present  in all
material   respects  the   financial   position  of  the  Company  and  its
consolidated  subsidiaries  as of and for the dates thereof and the results of operations  and cash flows for the periods then ended,  subject,  in the case  of  unaudited  statements,  to  normal,  immaterial,  year-end  audit adjustments.  Except as  specifically  disclosed  in the SEC  Reports,  (a)
there has been no event,  occurrence or development  that has or that could reasonably  be expected  to result in a Material  Adverse  Effect,  (b) the
Company has not incurred any  liabilities  (contingent or otherwise)  other
than  (x)   liabilities   incurred  in  the  ordinary  course  of  business
consistent  with past  practice  and (y)  liabilities  not  required  to be reflected  in the  Company's  financial  statements  pursuant  to  GAAP  or required  to be  disclosed  in filings  made with the  Commission,  (c) the
Company has not altered its method of  accounting  in any material  respect or the  accounting  firm  serving  as its  financial  auditors  and (d) the
Company has not  declared or made any  payment or  distribution  of cash or other  property to its  stockholders  or officers or directors  (other than in  compliance  with  existing  Company  stock or stock  option  plans  and existing  agreements and terms of  employment)  with respect to its capital stock,  or  purchased,  redeemed  (or made any  agreements  to  purchase or redeem) any shares of its capital stock.

(k)   Investment  Company.  The  Company  is not,  and is not an  Affiliate
(as  defined  in Rule 405 under  the  Securities  Act) of,  an  "investment company"  within the  meaning of the  Investment  Company  Act of 1940,  as amended.

(l)   Certain  Fees.  Except  for fees paid to Jeff Smith  and/or  American
Capital  Consultants,  Ltd.,  or any  affiliate  thereof,  or as  otherwise disclosed by the Company to the Purchaser,  no fees or commissions  will be payable by the  Company to any  broker,  financial  advisor or  consultant, finder,  placement agent,  investment  banker,  bank or other person,  with respect to the transactions contemplated by this Agreement.

(m)   Form S-3  Eligibility.  The  Company  is  eligible  to  register  the
Underlying  Common  Stock for resale under Form S-3  promulgated  under the
Securities Act.

(n)   Listing  and  Maintenance  Requirements.  The Company has not, in the
one year preceding the date hereof  received  notice (written or oral) from the ASE or any other stock  exchange,  market or trading  facility on which the Common  Stock is or has been  listed  (or on which it has been  quoted)
to the effect  that the  Company is not in  compliance  with the listing or maintenance  requirements  of such  exchange,  market or trading  facility.
The  Company  is,  and has no  reason  to  believe  that it will not in the foreseeable  future  continue to be, in  compliance  with all such  listing and maintenance requirements.

(o)   Patents and  Trademarks.  The Company and the  Subsidiaries  have, or
have  rights  to  use,  all  patents,   patent  applications,   trademarks,
trademark applications,  service marks, trade names,  copyrights,  licenses and rights  (collectively,  the  "Intellectual  Property Rights") which the
Company  believes  are  necessary or material  for use in  connection  with their  respective  businesses  as  described  in  the  SEC  Reports  and as currently  conducted,  and the  failure to have which could  reasonably  be expected  to have a Material  Adverse  Effect.  Neither the Company nor the
Subsidiaries  have received a written  notice that any of the  Intellectual
Property  Rights  used  by the  Company  or the  Subsidiaries  violates  or infringes  upon the rights of any Person.  To the knowledge of the Company, all such  Intellectual  Property  Rights  are  enforceable  and there is no existing  infringement  by  another  Person  of  any  of  the  Intellectual
Property Rights.

(p)   Regulatory  Permits.  The  Company and the  Subsidiaries  possess all
certificates,   authorizations   and  permits  issued  by  the  appropriate
federal,  state or  foreign  regulatory  authorities  necessary  to conduct their respective  businesses as described in the SEC Reports,  except where the  failure to possess  such  permits  could not,  individually  or in the
aggregate,   have  or  result  in  a  Material  Adverse  Effect  ("Material
Permits"),  and neither the Company nor the Subsidiaries  have received any notice of  proceedings  relating to the revocation or  modification  of any
Material Permit.

(q)   Title.  Neither  the  Company  nor  the  Subsidiaries  own  any  real property.  Except as set forth in  Schedule  4.1(q),  the  Company  and the
Subsidiaries  have  good  and  marketable  title to all  personal  property owned by them which is  material  to the  business  of the  Company and the
Subsidiaries,  in each case free and clear of all  Liens,  except for Liens that  do not  materially  affect  the  value  of such  property  and do not materially  interfere  with the use of such  property by the Company or the
Subsidiaries.  Any real  property  and  facilities  held under lease by the
Company and the Subsidiaries  are held by them under valid,  subsisting and enforceable  leases with such  exceptions  as are not  material  and do not materially  interfere  with the use of such  property and  buildings by the
Company and the Subsidiaries.

(r)   Disclosure.   This   Agreement,   including  the  Schedules  to  this
Agreement,  are true and correct  and do not  contain any untrue  statement of a  material  fact or omit to state  any  material  fact  required  to be stated  therein or necessary in order to make the  statements  therein,  in light of the circumstances under which they were made, not misleading.

4.2.  Representations  and  Warranties  of  the  Purchaser.  The  Purchaser
hereby represents and warrants to the Company as follows:

(a)   Organization;   Authority.   The   Purchaser   is  an   entity   duly
organized,  validly  existing  and in good  standing  under the laws of the
Province  of Ontario,  Canada and have the  requisite  corporate  power and authority to enter into and to  consummate  the  transactions  contemplated by the  Transaction  Documents and  otherwise to carry out its  obligations thereunder.  The  purchase  of  the  Securities  hereunder  has  been  duly authorized by all necessary  action on the part of the  Purchaser.  Each of this  Agreement  and  the  Registration  Rights  Agreement  has  been  duly executed,  and when  delivered  by the  Purchaser  in  accordance  with the terms hereof,  will constitute the valid and legally binding  obligation of the  Purchaser,  enforceable  against  it in  accordance  with  its  terms, except  as such  enforcement  may be  limited  by  bankruptcy,  insolvency, moratorium  or similar law affecting  creditors'  rights  generally,  or by general principles of equity.

(b)   Investment  Intent.  The  Purchaser is acquiring the  Securities  and
the  Underlying   Common  Stock  as  principal  for  its  own  account  for
investment  purposes  only  and not with a view to or for  distributing  or
reselling  the   Securities  or  any  part  thereof.   It  has  no  present
intention  of  selling  or  granting  any  participation  in, or  otherwise
distributing  the  Securities.   It  is  not  party  to  any  agreement  or
arrangement with any person to distribute any of the Securities.

(c)   Purchaser   Status.  At  the  time  the  Purchaser  was  offered  the
Securities,  it was,  and at the  date  hereof  it is,  and on the  date it acquires the Underlying  Common Stock it will be an  "Accredited  Investor"
as defined in Rule 501(a)  under the  Securities  Act.  The  Purchaser  has not been formed solely for the purpose of acquiring the Securities.

(d)   Experience  of  such  Purchaser.  The  Purchaser,   either  alone  or
together with its representatives,  has such knowledge,  sophistication and experience  in  business  and  financial  matters  so as to be  capable  of evaluating  the  merits  and  risks of the  prospective  investment  in the
Securities, and has so evaluated the merits and risks of such investment.

(e)   Ability  of  such   Purchaser  to  Bear  Risk  of   Investment.   The
Purchaser  is able to  bear  the  economic  risk  of an  investment  in the
Securities  and, at the present  time, is able to afford a complete loss of such investment.

(f)   Access  to  Information.  The  Purchaser  acknowledges  that  it  has
reviewed  the   Disclosure   Materials   and  has  been  afforded  (i)  the
opportunity  to ask such  questions as it has deemed  necessary  of, and to receive answers from,  representatives  of the Company concerning the terms and  conditions of the offering of the  Securities and the merits and risks of  investing  in the  Securities;  (ii)  access to  information  about the
Company  and the  Company's  financial  condition,  results of  operations, business,  properties,  management and prospects sufficient to enable it to
evaluate  its  investment;   and  (iii)  the  opportunity  to  obtain  such
additional  information  which the Company possesses or can acquire without unreasonable  effort  or  expense  that is  necessary  to make an  informed
investment   decision  with  respect  to  the   investment.   Neither  such
inquiries  nor any  other  investigation  conducted  by or on behalf of the
Purchaser or its  representatives or counsel shall modify,  amend or affect the Purchaser's  right to rely on the truth,  accuracy and  completeness of the Disclosure  Materials and the Company's  representations and warranties contained in the Transaction Documents.

(g)   General   Solicitation.   The   Purchaser  is  not   purchasing   the
Securities or the  Underlying  Common Stock as a result of or subsequent to any advertisement,  article,  notice or other  communication  regarding the
Securities  or the  Underlying  Common Stock  published  in any  newspaper, magazine,  website or similar media or broadcast  over  television or radio or presented at any seminar or any other  general  solicitation  or general advertisement.

(h)   Reliance.  The Purchaser  understands and  acknowledges  that (i) the
Convertible  Note, the Warrants and the  Underlying  Common Stock are being offered and sold to it without  registration  under the Securities Act in a private  placement that is exempt from the  registration  provisions of the
Securities  Act and (ii) the  availability  of such  exemption,  depends in part on, and the Company will rely upon the accuracy and  truthfulness  of, the foregoing  representations  of the  Purchaser and the Purchaser  hereby consents to such reliance.

(i)   Certain  Fees.  The  Purchaser  has not engaged or  contracted  with, and owes no fees or  commissions  to,  any  broker,  financial  advisor  or consultant,  finder,  placement  agent,  investment  banker,  bank or other person, with respect to the transactions contemplated by this Agreement.

(j)   Confidentiality.  The  Purchaser  acknowledges  that  it may  receive material  non-public  information in connection with its acquisition of the
Securities  and the  Underlying  Common  Stock,  and that it will keep such information  confidential  and shall treat such  information  with the same standard  of care as it would  its own most  proprietary  and  confidential business  information,  and  further the  Purchaser  agrees not to use such information  to  trade  or  act  as  a  "tipper"  in  connection  with  the
Company's  publicly  traded  securities.  However  , the  Company  and  the
Purchaser  agree that in connection  with the execution of this  Agreement, all  material  information  provided  to the  Purchaser  has been  publicly disclosed information.

5.    ADDITIONAL AGREEMENTS

5.1.  No Other Representations.

            The Company  acknowledges  and agrees that the  Purchaser  does not make or has not made any  representations  or  warranties  with respect to the transactions  contemplated  hereby other than those specifically set forth in Section 4.2.

5.2.  Transfer Restrictions.

(a)   The Securities  and the Underlying  Common Stock may only be disposed of pursuant to an effective  registration  statement  under the  Securities
Act,  to the Company or pursuant  to an  available  exemption  from or in a
transaction   not  subject  to  the   registration   requirements   of  the
Securities  Act, and in compliance with any applicable  federal,  state and provincial  securities  laws. In connection with any transfer of Securities and the  Underlying  Common  Stock  other  than  pursuant  to an  effective registration  statement  or to the Company,  except as otherwise  set forth herein,  the Company may require the  transferor  thereof to provide to the
Company an opinion of counsel  selected by the  transferor  and  reasonably acceptable  to the Company,  the form and  substance of which opinion shall be  reasonably  satisfactory  to the  Company,  to  the  effect  that  such
transfer  does  not  require   registration   under  the  Securities   Act.
Notwithstanding  the  foregoing,  the  Company,  without  requiring a legal
opinion  as  described  in  the  immediately  preceding  sentence,   hereby
consents  to and agrees to  register  on the books of the  Company and with any  transfer  agent for the  securities  of the  Company  any  transfer of
Securities  by the  Purchaser to an Affiliate of the Purchaser or to one or
more  funds  or  managed   accounts  under  common   management   with  the
Purchaser,  and any  transfer  among  any  such  Affiliates  or one or more funds or managed  accounts,  provided (i) that the transferee  certifies to the  Company  that it is an  "accredited  investor"  within the  meaning of
Rule  501(a)  under  the  Securities  Act,  (ii) that it is  acquiring  the
Securities solely for investment  purposes  (subject to the  qualifications hereof),  and (iii) that any such  transferee  shall agree in writing to be bound by the terms of this  Agreement  and any such  transferee  shall have the rights and  obligations  of the Purchaser  under this Agreement and the
Registration  Rights  Agreement.  Except  as set  forth  in  the  preceding sentence,  the  Convertible  Note  shall  not be  transferred  without  the consent of the Company, which consent shall not be unreasonably withheld.

(b)   The Purchaser  understands and agrees that the  certificates  for the
Underlying  Common  Stock  shall bear the  following  legend,  or a similar legend to the same  effect,  until (i) such  Underlying  Common Stock shall have been  registered  under the Securities  Act and the Underlying  Common
Stock  effectively  shall  have  been  disposed  of in  accordance  with  a registration  statement  that has been declared  effective;  or (ii) in the opinion of counsel  for the Company  such  Underlying  Common  Stock may be sold  without  registration  under  the  Securities  Act or any  applicable
"Blue Sky" or state securities laws:

            NEITHER THESE  SECURITIES NOR THE  SECURITIES  INTO
            WHICH   THESE    SECURITIES    ARE    [CONVERTIBLE]
            [EXERCISABLE]   HAVE  BEEN   REGISTERED   WITH  THE
            SECURITIES   AND   EXCHANGE   COMMISSION   OR   THE
            SECURITIES  COMMISSION  OF ANY STATE OR PROVINCE IN
            RELIANCE  UPON  AN  EXEMPTION   FROM   REGISTRATION
            UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED (THE
            "SECURITIES  ACT"),  AND,  ACCORDINGLY,  MAY NOT BE
            OFFERED OR SOLD  EXCEPT  PURSUANT  TO AN  EFFECTIVE
            REGISTRATION  STATEMENT  UNDER THE  SECURITIES  ACT
            OR PURSUANT TO AN AVAILABLE  EXEMPTION  FROM, OR IN
            A  TRANSACTION  NOT  SUBJECT  TO, THE  REGISTRATION
            REQUIREMENTS   OF  THE   SECURITIES   ACT   AND  IN
            ACCORDANCE  WITH  APPLICABLE  STATE  OR  PROVINCIAL
            SECURITIES LAWS.

The Company may not make any  notation on its records or give  instructions to any transfer  agent of the Company  which  enlarge the  restrictions  of transfer  set forth in this  Section.  The  Purchaser  will comply with the prospectus  delivery  requirements  of the  Securities Act as applicable to it in connection with sales of  Registerable  Securities (as defined in the
Registration   Rights   Agreement)   pursuant  to  an   Underlying   Shares
Registration Statement.

5.3.  Acknowledgment  of  Dilution.   The  Company  acknowledges  that  the
issuance  of the  Underlying  Common  Stock will  result in dilution of the outstanding  shares of Common  Stock,  which  dilution  may be  substantial under certain market  conditions.  The Company  further  acknowledges  that its  obligation  to issue  Underlying  Common  Stock is  unconditional  and
absolute,   subject  to  the  limitations  set  forth  herein  and  in  the
Convertible  Note,  the Warrant  Agreement  and the Warrants  regardless of the effect of any such dilution.

5.4.  Furnishing  of  Information.  As  long  as  the  Purchaser  owns  any
Securities,  the Company  covenants to file timely (or obtain extensions in respect  thereof  and file  within the  applicable  extension  period)  all reports  required  to be  filed  by  the  Company  after  the  date  hereof
pursuant  to  the  Exchange  Act.  So  long  as  the  Purchaser   owns  any
Securities,  if the  Company is not  required to file  reports  pursuant to such laws,  it will prepare and furnish to the  Purchaser and make publicly available in accordance with Rule 144(c)  promulgated  under the Securities
Act  such  information  as is  required  for  the  Purchaser  to  sell  the
Securities  under  Rule 144  promulgated  under  the  Securities  Act.  The
Company  further  covenants  that it will take such  further  action as any holder of Securities may  reasonably  request,  all to the extent  required from time to time to enable such  Person to sell  Underlying  Common  Stock without  registration  under the  Securities  Act within the  limitation of the exemptions  provided by Rule 144 promulgated  under the Securities Act, including the legal  opinion  referenced  above in this  Section.  Upon the request of any such  Person,  the  Company  shall  deliver to such Person a written  certification  of a duly  authorized  officer as to whether it has complied with such requirements.

5.5.  Integration.  The Company  shall not,  and shall use its best efforts to ensure  that,  no  Affiliate  shall,  sell,  offer  for sale or  solicit offers  to buy or  otherwise  negotiate  in  respect  of any  security  (as defined in Section 3 of the Securities  Act) that would be integrated  with the offer or sale of the  Securities  in a manner  that would  require  the registration  under the Securities Act of the sale of the Convertible  Note and the Warrants to the Purchaser.

5.6.   Increase in  Authorized  Shares.  If on any date the  Company  would be, if a notice of  conversion  or exercise (as the case may be) were to be delivered on such date,  precluded  from  issuing the number of  Underlying
Common Stock as would then be issuable  upon a  conversion,  redemption  or call in full of the Convertible  Note, the payment of interest  thereon and the exercise in full of the Warrants  (the  "Required  Minimum") due to the unavailability  of a  sufficient  number  of  authorized  but  unissued  or reserved  Common  Stock,  then the Board of Directors of the Company  shall promptly  (and in any  case,  within  sixty  (60)  Business  Days from such date) prepare and mail to the  stockholders  of the Company proxy materials
requesting   authorization   to  amend   the   Company's   certificate   of
incorporation  to increase  the number of shares of Common  Stock which the
Company  is  authorized  to issue to at least  such  number of shares as is reasonably  adequate  to enable the  Company to comply  with its  issuance, conversion,  exercise and  reservation  of shares  obligations as set forth in  this  Agreement,  the  Certificate  and  the  Warrants.  In  connection therewith,  the  Company  shall cause its Board of  Directors  to (a) adopt
proper  resolutions   authorizing  such  increase,  (b)  recommend  to  and
otherwise  use its best  efforts to promptly  and duly  obtain  stockholder approval to carry out such  resolutions  (and hold a special meeting of the stockholders  no later  than the  earlier to occur of the  sixtieth  (60th)
day after  delivery of the proxy  materials  relating  to such  meeting and the  ninetieth  (90th) day after request by a holder of Securities to issue the  number  of  Underlying  Common  Stock in  accordance  with  the  terms
hereof)  and  (c)  within  five  (5)  Business   Days  of  obtaining   such
stockholder  authorization,  file an appropriate amendment to the Company's certificate of incorporation to evidence such increase.

5.7.  Reservation and Listing of Underlying Common Stock.

            (a)   The  Company  shall (i) in the time and manner  required,
if so required,  by the ASE and such other national  securities exchange or market or trading or  quotation  facility on which the Common Stock is then listed  for  trading,  prepare  and  file  with  the ASE  (and  such  other national  securities  exchange or market or trading or  quotation  facility on which  the  Common  Stock is then  listed  for  trading)  an  additional shares  listing  application  covering  a number of shares of Common  Stock which is not less than the Required  Minimum as of the Closing  Date,  (ii)
take all  steps  necessary  to cause  such  shares  of  Common  Stock to be approved  for  listing  in the ASE (as well as on any such  other  national securities  exchange  or market or trading or  quotation  facility on which the  Common  Stock is then  listed)  as soon as  possible  thereafter,  and
(iii)  provide to the Purchaser  evidence of such listing,  and the Company shall maintain the listing of its Common Stock thereon.

            (b)   The  Company  shall  maintain  a  reserve  of  shares  of
Common Stock for issuance  upon  conversion,  redemption or call in full of the  Convertible  Note the payment of interest  thereon and exercise of the
Warrants   in   accordance   with  this   Agreement,   and  the   Warrants,
respectively,   in  such   amount  as  may  be   required  to  fulfill  its
obligations in full under the Transaction Documents.

5.8.  Conversion  and  Exercise  Procedures.  The Notice of  Conversion  or
Exercise  under  the  Convertible  Note  and the  Warrants  set  forth  the
totality  of  the  procedures   with  respect  to  the  conversion  of  the
Convertible  Note and exercise of the Warrants,  including the  information and  instructions  as may be  reasonably  necessary to enable the Purchaser to convert the  Convertible  Note and exercise its Warrants as contemplated in the  Convertible  Note,  the  Warrant  Agreement  and the  Warrants  (as
applicable).

5.9.  Notice of  Breaches.  Each of the  Company  and the  Purchaser  shall give  prompt  written  notice  to  the  other  of any  breach  by it of any representation,  warranty or other  agreement  contained in any Transaction
Document,  as well as any  events  or  occurrences  arising  after the date hereof  which would  reasonably  be likely to cause any  representation  or warranty or other  agreement of such party,  as the case may be,  contained therein to be incorrect  or breached as of the Closing  Date.  However,  no disclosure  by a party  pursuant  to this  Section  shall be deemed to cure any breach of any  representation,  warranty or other  agreement  contained in any Transaction Document..

5.10. Certain Securities Laws Issues; Publicity.

            The  Company  shall:  (i)  on  or  immediately   following  the
Closing  Date,  issue  a  press  release   reasonably   acceptable  to  the
Purchaser  disclosing the transactions  contemplated hereby, (ii) file with the  Commission  a  Report  on  Form  8-K  or  Form  10-Q  (as  applicable)
disclosing the  transactions  contemplated  hereby within the required time periods  therefor,  and  (iii)  timely  file with the  Commission  a Form D promulgated  under  the  Securities  Act as  required  under  Regulation  D promulgated  under the  Securities  Act and  provide a copy  thereof to the
Purchaser  promptly after the filing  thereof.  The Company shall,  no less than two (2) Business Days prior to the filing of any  disclosure  required by clauses (ii) and (iii) above,  provide a copy thereof to the  Purchaser.
The  Company and the  Purchaser  shall  consult  with each other in issuing any press  releases or otherwise  making  public  statements or filings and other  communications  with the  Commission  or any  regulatory  agency  or
stock  market  or  trading   facility  with  respect  to  the  transactions
contemplated  hereby and neither  party shall issue any such press  release
or   otherwise   make  any  such   public   statement,   filings  or  other
communications  pertaining to the transactions  contemplated hereby without the  prior  written  consent  of the  other,  which  consent  shall  not be unreasonably  withheld or delayed,  except that no prior  consent  shall be required if such  disclosure  is  required  by law or such  consent can not reasonably  be  expected  to be  received  prior  to the time  required  to complete  such  filing  or make  such  statement  in  accordance  with such applicable  law, in which such case the disclosing  party shall provide the other  party  with  notice  of  such  public  statement,  filing  or  other
communication.   Notwithstanding  the  foregoing,  the  Company  shall  not publicly  disclose  the name of the  Purchaser,  or include the name of the
Purchaser  in any filing with the  Commission,  or any  regulatory  agency, trading  facility or stock market without the prior written  consent of the
Purchaser,  except to the extent  such  disclosure  is  required by law, in which case the  Company  shall  provide the  Purchaser  with a copy of such disclosure.  A party shall be deemed to have  consented  or given a written consent  hereunder  if such party fails to give its  consent,  orally or in writing  where so required,  within two (2) business days of receipt of the request for consent.

5.11. Additional  Security  Interests.  Except in  circumstances  where the
Company  exercises its option to prepay the Convertible  Note in accordance with the provisions  thereof,  the Company covenants that it will not enter into any agreement,  create, incur, assume or permit any mortgage,  pledge, lien,  security  interest  or other  preferential  arrangement,  charge  or encumbrance  of any nature  which  would  create  indebtedness  or security ranking  senior to or pari  passu  with the  Convertible  Note upon or with respect to the assets of the Company or the  Subsidiaries,  until repayment in full or conversion of the Convertible Note.

5.12. Transfer of Intellectual  Property  Rights.  Except in  circumstances where the Company  exercises its option to prepay the  Convertible  Note in accordance  with the  provisions  thereof,  the  Company  shall not sell or otherwise  dispose of any Intellectual  Property Rights or allow any of the
Intellectual  Property  Rights to become  subject to any Liens,  or fail to renew  such  Intellectual  Property  Rights  (if  renewable  and  it  would otherwise  lapse  if  not  renewed).  Notwithstanding  the  foregoing,  the
Company  may  license  the  right  to  promote  and  use  its  Intellectual
Property Rights in the ordinary course of its business.

5.13. Use of  Proceeds.  The Company  shall use the net  proceeds  from the sale of Securities hereunder for working capital purposes.

5.14. Reimbursement.  If the  Purchaser,  other than by reason of its gross negligence or willful  misconduct,  becomes involved in any capacity in any action,  proceeding  or  investigation  brought by or against  any  Person, including  stockholders  of the Company,  in connection with or as a result of  the  consummation  of  the  transactions  contemplated  by  Transaction
Documents,  the Company will  reimburse the  Purchaser  for its  reasonable legal and  other  expenses  (including  the cost of any  investigation  and preparation  and travel in  connection  therewith)  incurred in  connection therewith,  as such  expenses are  incurred.  In addition,  other than with respect to any matter in which any of the  Purchaser is a named party,  the
Company will pay the  Purchaser the charges,  as  reasonably  determined by the  Purchaser,  for  the  time  of  any  officers  or  employees  of  such
Purchaser  devoted  to  appearing  and  preparing  to appear as  witnesses, assisting in  preparation  for  hearings,  trials or pretrial  matters,  or
otherwise  with  respect  to  inquiries,   hearings,   trials,   and  other
proceedings  relating  to  the  subject  matter  of  this  Agreement.   The
reimbursement  obligations of the Company under this paragraph  shall be in addition  to any  liability  which the Company may  otherwise  have,  shall extend  upon  the  same  terms  and  conditions  to any  Affiliates  of the
Purchaser   who  are  actually   named  in  such  action,   proceeding   or
investigation,  and partners,  directors, agents, employees and controlling persons  (if  any),  as the  case  may be,  of the  Purchaser  and any such
Affiliate,  and  shall be  binding  upon and  inure to the  benefit  of any successors,  assigns,  heirs and personal  representatives  of the Company, the  Purchaser  and any such  Affiliate  and any such  Person.  The Company also agrees that neither the Purchaser nor any such  Affiliates,  partners,
directors,   agents,  employees  or  controlling  persons  shall  have  any liability  to the  Company or any Person  asserting  claims on behalf of or in  right  of  the  Company  in  connection  with  or as a  result  of  the consummation  of the  Transaction  Documents  except to the extent that any losses,  claims,  damages,  liabilities or expenses incurred by the Company result from the gross  negligence  or willful  misconduct  of the Purchaser or such other Persons in connection with the  transactions  contemplated by this Agreement.

5.15. Stockholders  Rights Plan.  In the event that a  stockholders  rights plan is adopted by the  Company,  no claim will be made or  enforced by the
Company or any other  Person that the  Purchaser is an  "Acquiring  Person"
under  any  such  plan  or in any  way  could  be  deemed  to  trigger  the provisions  of such plan by virtue of  receiving  Underlying  Common  Stock under the Transaction Documents.

5.16. Fees.  The  Purchaser  shall have no  obligation  with respect to any fees or with  respect to any claims  made by or on behalf of other  Persons for fees or  commissions  to any broker,  financial  advisor or consultant, finder,  placement  agent,  investment  banker  or bank  that may be due in connection  with  the  transactions  contemplated  by this  Agreement.  The
Company shall  indemnify and hold harmless the  Purchaser,  its  employees, officers,  directors,  agents, and partners, and its respective Affiliates, from and against all claims,  losses,  damages,  costs (including the costs of  preparation  and attorney's  fees) and expenses  suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

5.17. Registration Rights Agreement.

            The  Company  shall  perform all of its  obligations  under the
Registration Rights Agreement in a timely fashion.

6.    CONDITIONS TO CLOSING

6.1.  Conditions  to   Purchaser's   Obligations   at  the  Closings.   The
obligation  of the Purchaser to consummate  the  transactions  contemplated
herein  to  be   consummated   on  the  Closing  Date  is  subject  to  the
satisfaction,  on or prior to the Closing Date of the  conditions set forth below and  applicable  thereto,  any of which may be waived in  writing  by the Purchaser:

(a)   Representations  and Warranties  True;  Performance  of  Obligations.
Each  of  the  representations  and  warranties  of the  Company  contained herein shall be true and correct,  in all material  respects,  on and as of the Closing  Date.  The Company shall have  performed and complied,  in all material  respects,  with the  covenants and  provisions of this  Agreement required  to be  performed  or  complied  with  by it at or  prior  to  the
Closing Date.

(b)   Legal  Investment.  On the  Closing  Date,  the sale and  issuance of the  Convertible  Note,  the  Warrants  and the  proposed  issuance  of the
Underlying  Common  Stock  shall  be  legally  permitted  by all  laws  and regulations to which Purchaser and the Company are subject.

(c)   Corporate  Documents.  The Company shall have  delivered to Purchaser or its  counsel,  copies  of all  corporate  documents  of the  Company  as
Purchaser shall reasonably request.

(d)   Reservation  of  Underlying   Common  Stock.  The  Underlying  Common
Stock  issuable upon  conversion of the  Convertible  Note and the exercise of the Warrants shall have been duly authorized and reserved for issuance.

(e)   Proceedings  and  Documents.  All corporate and other  proceedings in connection  with the  transactions  contemplated  at the  Closings  and all
documents  and  instruments   incident  to  such   transactions   shall  be
reasonably  satisfactory  in substance  and form to the  Purchaser  and its counsel,  and the  Purchaser  and its counsel  shall have received all such counterpart  originals or  certified  or other copies of such  documents as they may reasonably request.

(f)   Delivery  of  Documents  at  the  Closing.  The  Company  shall  have executed  and  delivered to the  Purchaser  the  following  documents on or prior to the  Closing  Date each of which  shall be in a form  satisfactory to the Purchaser:

(i)   the Registration Rights Agreement;

(ii)  the Convertible Note;

(iii) the Warrant Agreement;

(iv)  the Common Warrant to acquire 500,000 shares of Common Stock;

(v)   Secretary's  Certificate.  A Certificate  of the Assistant  Secretary
of the  Company  attaching  (A) the  Certificate  of  Incorporation  of the
Company in effect at the  Closing,  (B) the Bylaws of the Company in effect at the  Closing,  (C)  copies  of  resolutions  by the  Board of  Directors authorizing  and  approving  this  Agreement,  the issuance and delivery of the  Convertible  Note,  the  Warrant  Agreement,  the  Securities  and the
Registration  Rights Agreement;  and (D) certifying as to the incumbency of the officers entering into this Agreement,  the Related  Agreements and any other documents contemplated by this Agreement;

(vi)  Additional   Documents.   The  other   agreements,   instruments  and
documents  referred to in this Article 6 hereof and such other  agreements, instruments  and  documents as the  Purchaser or its counsel,  including an opinion of the Company's counsel, may reasonably request; and

(vii) Fee Agreement.  A fee agreement  with Jeff Smith,  Star Capital Inc., and/or  American  Capital  Consultants,  Ltd.,  to  pay  fees  of 4% of the
Advances  made by the  Purchaser  under the  Convertible  Note and  provide warrants to acquire 125,000 Common Stock.

6.2.  Conditions  to  Obligations  of the Company.  The  obligation  of the
Company to consummate  the  transactions  contemplated  herein to be on the
Closing  Date is subject to the  satisfaction,  on or prior to the  Closing
Date, of the conditions set forth below and expressly  applicable  thereto, any of which may be waived in writing by the Company:

(a)   Representations  and  Warranties  True.  Each of the  representations and  warranties  of the  Purchaser  contained  herein  shall  be  true  and
correct  on  and  as  of  the  Closing  Date.  The  Purchaser   shall  have
performed  and  complied   with  the  covenants  and   provisions  of  this
Agreement  required to be performed  or complied  with by it at or prior to the Closing Date.

(b)   Deliveries  by  Purchaser  to  the  Company  at the  Closing.  At the
Closing,  Purchaser  shall  deliver,  or  cause  to be  delivered,  to  the
Company the following:

(i)   Registration  Rights  Agreement.   An  executed  Registration  Rights
Agreement;

(ii)  Purchase  Price.   Immediately   available  funds  in  the  aggregate
amount  of  Seven  Hundred  Fifty  Thousand  Dollars   ($750,000)  by  wire
transfer as provided in Section 2.1 hereof;

(iii) Additional   Documents.   The  other   agreements,   instruments  and
documents  referred  to in this  Section  6.2 and  such  other  agreements, instruments  and  documents  as the Company or its  counsel may  reasonably request.

7.    MISCELLANEOUS

7.1.  Fees  and   Expenses.   Except   as   otherwise   set  forth  in  the
Registration  Rights Agreement,  each party shall pay the fees and expenses of its advisers,  counsel,  accountants and other experts,  if any, and all other  expenses  incurred  by  such  party  incident  to  the  negotiation,
preparation,   execution,  delivery  and  performance  of  this  Agreement, except that the  Company  shall pay  Purchaser's  legal  expenses  incurred with  respect to the  transactions  contemplated  herein in an amount equal to Ten Thousand  Seven  Hundred  Dollars  ($10,700).  The Company shall pay all  stamp  and  other  taxes and  duties  levied  in  connection  with the issuance of the Securities.

7.2.  Entire Agreement;  Amendments.  The Transaction  Documents,  together with the Exhibits and Schedules  thereto  contain the entire  understanding of the parties  with  respect to the subject  matter  hereof and  supersede all prior agreements and understandings,  oral or written,  with respect to such  matters,  which the  parties  acknowledge  have been merged into such documents, exhibits and schedules.

7.3.  Notices.  Any and all notices or other  communications  or deliveries required  or  permitted  to be provided  hereunder  shall be in writing and shall be deemed  given and  effective  on the  earliest  of (i) the date of transmission,  if such notice or  communication  is delivered via facsimile at the facsimile  telephone  number specified in this Section prior to 5:00
p.m.  (Denver  time) on a Business  Day,  (ii) the  Business  Day after the date of  transmission,  if such notice or  communication  is delivered  via facsimile at the facsimile  telephone  number  specified in this  Agreement later  than 5:00 p.m.  (Denver  time) on any date and  earlier  than  11:59
p.m.  (Denver  time) on such date,  (iii) the  Business Day  following  the date of  mailing,  if  sent  by  nationally  recognized  overnight  courier service,  or (iv) if sent other than by the methods set forth in  (i)-(iii)
of this  Section 7.3 upon  actual  receipt by the party to whom such notice is required to be given.  The address for such  notices and  communications shall be as follows:

      If to the Company:          Medix Resources, Inc.
                                  7100 E. Belleview Avenue
                                  Suite 301
                                  Greenwood Village, Colorado
                                  80111

                                  Attn: John R. Prufeta
                                  Tel:  (303) 741-2045
                                  Fax:  (303) 850-9519

      With copies to:             Lyle Stewart
                                  3751 South Quebec Street
                                  Denver, Colorado
                                  80237

                                  Tel:  (303) 267-6920
                                  Fax:  (303) 267-0922

      If to the Purchaser:        RoyCap Inc.
                                  4100 Yonge Street, Suite 504
                                  Toronto, Ontario M2P 2G2

                                  Attn:  Steven Rider
                                  Tel:  (416) 266-9921
                                  Fax:  (416) 221-1253

      With copies to:             Fogler, Rubinoff, LLP
                                  Suite 4400, Royal Trust Tower
                                  Toronto Dominion Centre
                                  Toronto, Ontario M5K 1G8

                                  Attn:  Michael Slan
                                  Tel:  (416) 941-8857
                                  Fax:  (416) 941-8852

or such other  address as may be designated  in writing  hereafter,  in the same manner, by such Person.

7.4.  Amendments;  Waivers.  No provision of this  Agreement  may be waived or  amended  except  in a  written  instrument  signed,  in the  case of an amendment,  by both the  Company  and the  Purchaser  or,  in the case of a waiver,  by the  party  against  whom  enforcement  of any such  waiver  is sought.  No waiver of any default with respect to any provision,  condition or  requirement  of this  Agreement  shall  be  deemed  to be a  continuing waiver  in the  future or a waiver of any  other  provision,  condition  or requirement  hereof,  nor shall any delay or  omission  of either  party to exercise  any right  hereunder  in any manner  impair the  exercise  of any such right accruing to it thereafter.

7.5.  Headings.  The  headings  herein  are for  convenience  only,  do not constitute  a part of this  Agreement  and  shall not be deemed to limit or affect any of the provisions hereof.

7.6.  Successors  and  Assigns.  This  Agreement  shall be binding upon and inure to the  benefit of the  parties and their  successors  and  permitted assigns.  The  Company  may not  assign  this  Agreement  or any  rights or
obligations   hereunder   without   the  prior   written   consent  of  the
Purchaser.  Except as set forth in Section  5.2(a),  the  Purchaser may not assign  this  Agreement  or any  of the  rights  or  obligations  hereunder without the consent of the Company.

7.7.  No  Third-Party  Beneficiaries.  This  Agreement  is intended for the
benefit  of  the  parties  hereto  and  their  respective   successors  and
permitted  assigns  and is not for the  benefit  of, nor may any  provision hereof be enforced by, any other Person.

7.8.  Governing  Law;  Jurisdiction.  This  Agreement  shall be governed in all  respects  by the laws of the State of New York  without  regard to the conflicts  of laws  principles  of any  jurisdiction.  The  Company and the
Purchaser  hereby  irrevocably  submit to the  jurisdictions  of either the
Province of Ontario or the State of New York,  as  determined  by the party initiating any proceeding,  for the  adjudication of any dispute  hereunder or in connection  herewith or with any transaction  contemplated  hereby or discussed  herein,  and hereby  irrevocably  waive, and agree not to assert in any suit,  action or  proceeding,  any claim  that it is not  personally subject to the  jurisdiction of any such court,  or that such suit,  action or  proceeding is improper.  Each of the Company and the  Purchaser  hereby irrevocably  waives  personal  service  of  process  and  consents  to  the process  being served in any such suit,  action or  proceeding by receiving a copy  thereof  sent to the  Company at the  address in effect for notices to it under this  instrument and agrees that such service shall  constitute good  and  sufficient  service  of  process  and  notice  thereof.  Nothing contained  herein  shall be  deemed  to limit in any way any right to serve process in any manner permitted by law.

7.9.  Survival.   The   representations,    warranties,    agreements   and
covenants  contained  herein  shall  survive  for a period  of one (1) year after the Closing Date.

7.10. Execution.   This   Agreement   may  be   executed  in  two  or  more
counterparts,  all of which when taken  together  shall be  considered  one and the same agreement and shall become  effective when  counterparts  have been  signed by each  party and  delivered  to the  other  party,  it being understood  that both  parties need not sign the same  counterpart.  In the event that any  signature  is delivered  by  facsimile  transmission,  such signature  shall  create  a  valid  and  binding  obligation  of the  party executing  (or on whose behalf such  signature  is executed)  the same with the same  force and  effect  as if such  facsimile  signature  page were an original thereof.

7.11. Severability.  In case  any one or  more  of the  provisions  of this
Agreement shall be invalid or  unenforceable  in any respect,  the validity
and   enforceability   of  the  remaining  terms  and  provisions  of  this
Agreement  shall not in any way be  affected  or  impaired  thereby and the parties  will  attempt  to agree  upon a valid  and  enforceable  provision which shall be a  reasonable  substitute  therefor,  and upon so  agreeing, shall incorporate such substitute provision in this Agreement.

7.12. Remedies.  In  addition  to being  entitled  to  exercise  all rights provided  herein or  granted by law,  including  recovery  of  damages  the
Purchaser will be entitled to specific  performance  of the  obligations of the Company under the  Transaction  Documents.  Each of the Company and the
Purchaser  agree that  monetary  damages may not be  adequate  compensation for  any  loss  incurred  by  reason  of  any  breach  of  its  obligations described  in the  foregoing  sentence  and  hereby  agrees to waive in any action for specific  performance of any such  obligation the defense that a remedy at law would be adequate.

            IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Agreement to be duly executed by their  respective  authorized  signatories dated as of the date first indicated above.

                                    MEDIX RESOURCES, INC.

                                    By:   __________________________
                                    Name:    Gary L. Smith
                                    Title:  Executive Vice-President &
                                            Chief
                                             Financial Officer

                                    ROYCAP INC.

                                    By:   ___________________________
                                    Name:
                                    Title:

                              SCHEDULE 4.1(q)
                                   Title

            None.

                                 Exhibit A

                             Convertible Note

                                 Exhibit B

                             Warrant Agreement

                                    Exhibit C

                            Warrant for Common Stock

                          SECURITIES PURCHASE AGREEMENT

                                 by and between

                              MEDIX RESOURCES, INC.

                                       and

                                   ROYCAP INC.

                                      dated

                                December 29, 2000

                             TABLE OF CONTENTS

SECURITIES PURCHASE AGREEMENT
R E C I T A LS
1.  DEFINITIONS
  1.1 Certain Terms
  1.2 Knowledge and Belief
2.  SALE AND PURCHASE
  2.1 Sale and Purchase
  2.2 Availment
  2.3 Conditions to Subsequent Advances
3.  CLOSING, DELIVERY AND PAYMENT

  3.1 Closing
  3.2 Delivery; Payment
4.  REPRESENTATIONS AND WARRANTIES
  4.1 Representations and Warranties of the Company
  4.2 Representations and Warranties of the Purchaser
5.  ADDITIONAL AGREEMENTS
  5.1 No Other Representations
  5.2 Transfer Restrictions
  5.3 Acknowledgment of Dilution
  5.4 Furnishing of Information
  5.5 Integration
  5.6 Increase in Authorized Shares
  5.7 Reservation and Listing of Underlying Common Stock
  5.8 Conversion and Exercise Procedures
  5.9 Notice of Breaches
  5.10. Certain Securities Laws Issues; Publicity
  5.11. Additional Security Interests
  5.12. Transfer of Intellectual Property Rights
  5.13. Use of Proceeds
  5.14. Reimbursement
  5.15. Stockholders Rights Plan
  5.16. Fees
  5.17. Registration Rights Agreement
6.  CONDITIONS TO CLOSING
  6.1 Conditions to Purchaser's Obligations at the Closings
  6.2 Conditions to Obligations of the Company
7.  MISCELLANEOUS
  7.1 Fees and Expenses
  7.2 Entire Agreement; Amendments
  7.3 Notices
  7.4 Amendments; Waivers
  7.5 Headings
  7.6 Successors and Assigns
  7.7 No Third-Party Beneficiaries
  7.8 Governing Law; Jurisdiction
  7.9 Survival
  7.10. Execution
  7.11. Severability
  7.12. Remedies
SCHEDULE 4.1(q) Title
  Exhibit A
  Convertible Note
  A-2
  Exhibit B
  Warrant Agreement
  A-3
  Exhibit C
  Warrant for Common Stock
  A-4